SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

         Date of Report (Date of earliest event reported): May 24, 2004

                     GREAT WESTERN LAND AND RECREATION, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

            NEVADA                       0-18808                13-3530765
            ------                       -------                ----------
(State or other jurisdiction of   (Commission File No.)    (IRS Employer ID No.)
incorporation)

          5115 N. Scottsdale Road, Suite 101, Scottsdale, Arizona 85250
          -------------------------------------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (480) 949-6007

        ________________________________________________________________
          (Former name or former address, if changed since last report)

                     GREAT WESTERN LAND AND RECREATION, INC.

                                    FORM 8-K

                                 CURRENT REPORT

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

Attached to this Current Report as Exhibit 99 is a copy of a news release for Great Western Land and Recreation, Inc. dated May 24, 2004 titled "Great Western Land and Recreation Reports Q2 Results."

Exhibit No.       Description
-----------       -----------

99 News release for Great Western Land and Recreation, Inc. dated May 24, 2004 titled "Great Western Land and Recreation Reports Q2 Results."

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      May 24, 2004                       GREAT WESTERN LAND AND RECREATION, INC.

                                         By: /s/ Ron O'Connor
                                             -----------------------------------
                                             Senior Vice President and Chief
                                             Financial Officer